Exhibit 10.12

Retirement Savings Plan

Glatfelter Switzerland Sàrl

Pension plan

This pension plan is an integral part of the pension fund regulations. The pension fund regulations and information on current interest and conversion rates can be found at www.swisslife.ch/en/protect

General

Foundation	Swiss Life Collective BVG Foundation
Collective foundation with full insurance coverage
BVG occupational insurance - SL Business Protect

Type of occupational benefits:
Employee benefits of the company:	Glatfelter Switzerland Sàrl
Contract:	6A16E4-04
Group of insured persons:	Management

Effective from	01.01.2020

Age of admittance to risk insurance:	18 (in accordance with BVG)
Age of admittance for savings:	25 (in accordance with BVG)

Normal retirement age:	men: 65, women: 65
Financing of early retirement:	possible
Financing of AHV bridging pension:	possible
Deferred retirement:	possible
Partial retirement:	possible

Interest rates
on mandatory retirement savings:	minimum interest rate set by Federal Council
on supplementary retirement savings:	in accordance with Swiss Life group premium rate
for calculating the maximum possible retirement savings at time of purchase:	1.50%

Salary definition
Reported annual salary:	in accordance with AHV criteria with the following deviations
Bonus	included
Annual salary
Annual salary savings component:	annual salary, up to 3'000% of max. AHV retirement pension
Annual salary risk component:	annual salary, up to 3'000% of max. AHV retirement pension
Salary limit for admittance:	in accordance with BVG
If annual salary falls below salary limit:	not insured

Insured salary:
The insured salary corresponds to the annual salary (no coordination offset).

Coordination offset for savings component:	no coordination offset
Coordination offset for risk component	no coordination offset
Level of employment considered:	no

Minimum of insured salary for savings:	in accordance with BVG
Minimum of insured salary for risk:	in accordance with BVG

Retirement credits

As % of insured salary (savings)

Age
25 - 34	7%
35 - 44	10%
45 - 54	15%
55 - 65	18%

Benefits
Retirement benefits
Type of benefits:
Retired person's children's benefit:	Retirement pension with lump-sum withdrawal option 20% of retirement pension
Final age retired person's children's benefit:	18 (in accordance with BVG)

Conversion rate
on mandatory retirement savings:	in accordance with BVG
on supplementary retirement savings:	in accordance with Swiss Life group premium rate

Benefits in the event of death after retirement
Spouse's or unmarried partner's pension:	60% of retirement pension
Orphan's benefit:	20% of retirement pension
Final age orphan's benefit:	18 (in accordance with BVG)

Benefits in the event of disability prior to retirement
Disability income
for illness:	Final retirement savings excluding interest multiplied by the applicable conversion rates at normal retirement age
for accident:	Minimum benefits in accordance with basic provisions
Waiting period:	24 months

Disabled person's children's benefit
for illness:	20% disability income
for accident:	Minimum benefits in accordance with basic provisions
Final age disabled person's children's benefit:	18 (in accordance with BVG)
Waiting period:	24 months

Waiver of contribution
Waiting period:	3 months

Benefits in the event of death prior to retirement
Spouse's or unmarried partner's pension
for illness:	60% disability income
for accident:	Minimum benefits in accordance with basic provisions

Orphan's benefit
for illness:	20% disability income
for accident:	Minimum benefits in accordance with basic provisions
Final age orphan's benefit:	18 (in accordance with BVG)

Lump-sum death benefit

For persons, who meet the conditions of entitlement for a spouse's/unmarried partner's pension:

	for illness:	for accident:
Lump-sum death benefit from accumulated retirement savings:

The amount paid out is the part of the accumulated retirement savings, after deduction of the lump-sum death benefit from the purchases of the insured person, which is not needed for funding-spouse's/unmarried partner's pension

The amount paid out is the part of the accumulated retirement savings, after deduction of the lump-sum death benefit from the purchases of the insured person, which is not needed for funding - spouse's/unmarried partner's pension

Lump-sum death benefit from insured person's purchases (without purchases due to funding early retirement)

100% of the purchases of this employee benefits institution plus purchases confirmed by the previous employee benefits institution upon admittance to this employee benefits institution or which were exercised and documented of the insured person upon admittance

For persons who do not meet the conditions of entitlement for a spouse's/unmarried partner's pension:
	for illness:	for accident:
Lump-sum death benefit from accumulated retirement savings	The accumulated retirement savings, after deduction of the lump-sum death benefit from purchases of the insured person, are paid out	The accumulated retirement savings, after deduction of the lump-sum death benefit from purchases of the insured person, are paid out
Lump-sum death benefit from insured person's purchases (without purchases due to funding early retirement)

100% of the purchases of this employee benefits institution plus purchases confirmed by the previous employee benefits institution upon admittance to this employee benefits institution or which were exercised and documented of the insured person upon admittance.

Contributions
Composition of regular contributions:

Savings contributions (retirement credits discounted using the interest rates which apply to the retirement savings)

-Risk contributions

-Cost contributions

-Contributions for C.O.L adjustments

-Contributions to security fund

Contribution payment mode:	The employer pays the contributions annually in advance
Employee contributions
As % of total contributions:	50%
Employer contributions
The employer contribution corresponds to the difference between the total of all contributions and the total of all employee's contributions.

Other
Mode of pension payment:	quarterly in advance (01.01., 01.04., 01.07., 01.10.)